Exhibit 23.2
- ------------

                         Consent of Coopers & Lybrand
                         ----------------------------
                                                             Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement of Satcon Technology Corporation on Form S-8, to register 300,000 shares of common stock, of our report dated December 1, 1995, on our audits of the financial statements of Satcon Technology Corporation as of September 30, 1995 and 1994 and for the years ended September 30, 1995, 1994 and 1993, which report is included in the Company's 1995 Annual Report on Form 10-K.



Boston, Massachusetts
July 8, 1996